UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2019 (June 28, 2019)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2019, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) approved the amended and restated Bylaws of the Bank (as amended and restated, the “Bylaws”), which became effective immediately upon their adoption.

The primary purpose of the amendments was to conform the Bylaws to the Federal Housing Finance Agency’s (“Agency”) final rule on Indemnification Payments that became effective on November 5, 2018. The amendments to Bylaws establish restrictions on indemnification rights and payments arising from administrative proceedings or civil actions initiated by the Agency, prohibit the Bank from paying the premium for any insurance prohibited by any applicable statute or regulation, and conform the definitions of “Liabilities” and “Expenses” to the Agency regulation.

Various other changes to the Bylaws were made including provisions with respect to the size of the Board’s Executive/Governance Committee, name changes for various Board committees, and the maintenance of Board minutes.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the amended and restated Bylaws, a copy of which, marked to show changes from the prior version, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1 Amended and Restated Bylaws of the Federal Home Loan Bank of Indianapolis, dated June 28, 2019 (marked to show changes from the prior version).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2019

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws